                                                                   Exhibit 10.15

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January 10, 2000, by and among BIOSOURCE INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and the purchasers (each a "Purchaser" and collectively the "Purchasers")) set forth on the execution page hereof (the "Execution Page").

                                 R E C I T A L S
                                 - - - - - - - -

      A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

      B. The Purchasers desire to purchase subject to the terms and conditions stated in this Agreement, (i) 371,300 shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock") with the terms and conditions set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock of BioSource International, Inc. in the form attached hereto as Exhibit A (the "Certificate
                                                   ---------
of Designations"), and (ii) warrants in the form attached hereto as Exhibit B
                                                                    ---------
(including any warrants issued in replacement thereof, the "Warrants"), to acquire 1,287,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares." The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares."

      C. The exercise price of the Warrants shall be $7.77 per share of Common Stock which represents a price of 112% of the market value of the Common Stock (based on the closing price of the Common Stock of $6.9375 per share on January 7, 2000).

      D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Investor Rights Agreement in the form attached hereto as Exhibit C (the "Investor Rights Agreement"), pursuant to
                        ---------
which the Company has agreed to provide certain rights to the Purchasers, including registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                                A G R E E M E N T
                                - - - - - - - - -

      NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.    CERTAIN DEFINITIONS.
      -------------------

      For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

      "Business Day" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded as reported by NTMS (as defined below) is open for trading.

      "Investment Amount" for each Purchaser shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by such Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

      "Material Adverse Effect" shall mean any event, condition or circumstance that has had or is reasonably likely to have a material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder (including, without limitation, the issuance of the Shares and the Warrants), under the Certificate of Designations (including, without limitation, the issuance of the Conversion Shares), under the Warrants (including, without limitation, the issuance of the Warrant Shares) or under the Investor Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

      "NTMS" shall mean the Research Service of Nasdaq Trading and Market Services (or a comparable reporting service of national reputation if the Research Service of Nasdaq Trading and Market Services is not then reporting closing bid prices of such security).

      "Securities" shall mean the Shares, the Conversion Shares, the Warrants and the Warrant Shares.

      "Shares" means the shares of Preferred Stock to be issued and sold by the Company and purchased by the Purchasers at the Closing.

2.    PURCHASE AND SALE OF SHARES AND WARRANTS.
      ----------------------------------------

      a. Generally. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Purchasers shall purchase the number of Shares and Warrants determined as provided in this Section 2, and the Company shall issue and sell such number of Shares and Warrants to the Purchasers for the Investment Amount as provided below.

      b. Number of Closing Shares and Warrants; Form of Payment; Closing Date.
         --------------------------------------------------------------------
            i. On the Closing Date (as defined below), the Company shall sell and the Purchasers shall buy (A) 371,300 shares of Preferred Stock at $24.24 per share, and (B) Warrants to purchase 1,287,000 shares of Common Stock at an exercise price of $7.77 per share.

            ii. On the Closing Date, each Purchaser shall pay an amount in cash equal to its Investment Amount against delivery of certificates representing the Shares and duly executed Warrants being purchased by such Purchaser, and the Company shall deliver to each Purchaser certificates representing the Shares being purchased by such Purchaser and duly executed Warrants being purchased by such Purchaser.

            iii. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. on the date which is the earlier of (i) 30 days from the date hereof, or (ii) two business days after the Purchasers have received all investment funds pursuant to their call on investors (the "Closing Date"). The Closing shall occur at the offices of Troop Steuber Pasich Reddick & Tobey, LLP, Los Angeles, California, or at such other place as the Purchasers and the Company may otherwise mutually agree.

3.    THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.
      ----------------------------------------------

      The Purchasers represent and warrant to the Company as follows:

      a. Purchase for Own Account. Each Purchaser is purchasing the Shares and
         ------------------------
Warrants for its own account and not with a present view towards the distribution thereof. Each Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Investor Rights Agreement. Notwithstanding anything in this
Section 3(a) to the contrary, by making the foregoing representation, the Purchasers do not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

      b. Information. The Purchasers have been furnished all materials relating
         -----------
to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Securities that have been requested by them. The Purchasers have been afforded the opportunity to ask questions of the Company and have received what they believe to be satisfactory answers to any such inquiries. Each Purchaser understands that its investment in the Securities involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by the Purchasers or their counsel or any of their representatives shall modify, amend or affect the Purchasers' right to rely on the Company's representations and warranties contained in
Section 4 below.

      c. Governmental Review. Each Purchaser understands that no United States
         -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

      d. Authorization; Enforcement. Each Purchaser has the requisite power and
         --------------------------
authority to enter into and perform its obligations under this Agreement and to purchase the Shares and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

      e. Transfer or Resale. Each Purchaser understands that (i) except as
         ------------------
provided in the Investor Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) such Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule), or (d) sold or transferred to an affiliate of such Purchaser or a partner or member of such Purchaser pursuant to an exemption under the Securities Act; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Investor Rights Agreement.

      f. Legends. Each Purchaser understands that the Shares and the Warrants
         -------
and, until such time as the Shares (or the Conversion Shares) and the Warrants (or the Warrant Shares) have been registered under the Securities Act as contemplated by the Investor Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Shares, Conversion Shares, Warrants and Warrant Shares may bear a restrictive legend in substantially the following form:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if (a) the sale of such Security is registered under the Securities Act or (b) in connection with the resale of such Security, such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, or a "no action" letter from the staff of the SEC, in either case to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) when such Security may be sold by a person who is not an "affiliate" of the Company under Rule 144(k). Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. The Company acknowledges that the Purchasers may distribute the Shares or Warrants to their respective partners or members in accordance with the terms of their respective organizational documents and the legend set forth above shall be removed for Securities held by holders who can sell such Securities pursuant to Rule 144(k).

      g. Accredited Investor Status. Each Purchaser is an "accredited investor"
         --------------------------
as that term is defined in Rule 501(a) of Regulation D. Neither the Purchasers nor any of their respective affiliates is registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), affiliated with any broker or dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD (as defined below).

4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
      ---------------------------------------------

      The Company represents and warrants to the Purchasers as follows:

      a. Organization and Qualification. The Company and each of its
         ------------------------------
subsidiaries is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have, individually or in the aggregate, a Material Adverse Effect. Schedule 4(a) sets forth the Company's jurisdiction of incorporation and the name of each of the Company's subsidiaries and its jurisdiction of incorporation. All of the outstanding equity securities of each subsidiary is owned by the Company or one or more of its subsidiaries.

      b. Authorization; Enforcement. (i) The Company has the requisite corporate
         --------------------------
power and authority to enter into and perform its obligations under this Agreement, the Certificate of Designations, the Warrants and the Investor Rights Agreement, to issue and sell the Shares and the Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Shares and the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Certificate of Designations and Warrants, respectively; (ii) the execution, delivery and performance of this Agreement, Certificate of Designations, the Warrants and the Investor Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Conversion Shares and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company and the other parties thereto to the extent required of the Investor Rights Agreement and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Company has delivered to the Purchasers all correspondence and filings between the Company and/or its representatives and the NASD with respect to this Agreement and the transactions contemplated hereby. The Board of Directors of the Company has taken all actions necessary under the Delaware General Corporation Law to ensure that Section 203 does not and will not apply to the transactions contemplated hereby or any "business combination" with any "interested stockholder" after the date hereof. On or prior to the Closing, the Company will file the Certificate of Designations with the Secretary of State of the State of Delaware. The Board of

Directors of the Company has taken all actions necessary under the terms of its Shareholder Rights Plan to ensure that such Shareholder Rights Plan does not and will not apply to the transactions contemplated hereby.

      c. Capitalization. The capitalization of the Company as of the date hereof
         --------------
is set forth on Schedule 4(c), including the authorized capital stock, the
                -------------
number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the Company's capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital stock of the Company (including the
         -------------
Shares, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule
                                                                     --------
4(c), as of the date of this Agreement, (i) there are no outstanding securities,
----
options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company is a party relating to the issuance by the Company of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except the Investor Rights Agreement). The Company has made available to the Purchasers through its filings with the SEC true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any employee benefit plan or director stock option plan of the Company.

      d. Issuance of Shares. The Shares are duly authorized and when issued and
         ------------------
paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights, rights of first refusal or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Conversion Shares are duly authorized and reserved for issuance, and, upon conversion of the Shares in accordance with the terms of the Certificate of Designations, will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

      e. No Conflicts. The execution, delivery and performance of this
         ------------
Agreement, the Investor Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares, the Conversion Shares, the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Certificate of Incorporation (as amended by the Certificate of Designations) or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers) the United States federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation, By-laws and other organizational documents and is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement including without limitation the issuance and sale of the Shares and Warrants as provided hereby and the issuance of the Conversion Shares upon conversion of the Shares, the Warrants (including without limitation the issuance of the Warrant Shares) or the Investor Rights Agreement, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ in the foreseeable future based on its rules (and interpretations thereof) as currently in effect.

      f. SEC Documents; Financial Statements. The Company has timely filed all
         -----------------------------------
reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act, and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has made available to the Purchasers true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC

Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which are not material). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and
(ii), individually or in the aggregate, would not have a Material Adverse
Effect.

      g. Absence of Certain Changes. Except as disclosed in the SEC Documents,
         --------------------------
there has been no change or development which individually or in the aggregate has had or could have a Material Adverse Effect.

      h. Absence of Litigation. Except as disclosed in the SEC Documents, there
         ---------------------
is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of their directors or officers in their capacities as such which would have, individually or in the aggregate, a Material Adverse Effect.

      i. Acknowledgment Regarding the Purchaser's Purchase of the Securities.
         -------------------------------------------------------------------
The Company acknowledges and agrees that the Purchasers are not acting as financial advisors or, acting as fiduciaries of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchasers is "arms length" and that any statement made by the Purchasers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchases of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

      j. No Brokers. The Company has not engaged any person to which or to whom
         ----------
brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby.

      k. Form S-3 Eligibility. The Company is currently eligible to register the
         --------------------
resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Investor Rights Agreement).

      l. Intellectual Property. The Company owns or possesses sufficient legal
         ---------------------
rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company. Set forth in
Schedule 4(l)_ is a listing of all patents, trademarks and licenses of the Company.

      m. Taxes. The Company has filed all tax returns and reports as required by
         -----
law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

      n. Environmental Laws. The Company is not in violation of any applicable
         ------------------
statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials or (b) any petroleum products or nuclear materials.

      o. ERISA Compliance. The Company is in compliance in all material respects
         ----------------
with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"). The Company does not have and has never had any "defined benefit plan" as defined under ERISA and is not and has never been obligated to contribute to a "multi-employer plan" as defined in ERISA.

      p. No Misrepresentations. No representation, warranty, acknowledgement or
         ---------------------
certification of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any certificate furnished by the Company to the Purchasers pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

5.    COVENANTS.
      ---------

      a. Satisfaction of Conditions. The parties shall use reasonable best
         --------------------------
efforts to satisfy in a timely manner each of the conditions set forth in
Section 6 and Section 7 of this Agreement.

      b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect
         ---------------------
to the Securities as required under Regulation D and to provide a copy thereof to the Purchasers promptly after such filing. The Company shall, on or prior to the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom.

      c. Reporting Status. So long as the Purchasers beneficially own any
         ----------------
Securities or have the right to acquire any Securities pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

      d. Use of Proceeds. The Company shall not use the net proceeds from the
         ---------------
sale of the Shares and the Warrants to repurchase any outstanding equity securities of the Company.

      e. Upfront Fee; Expenses. At the Closing, the Company shall pay to Genstar
         ---------------------
Capital LLC a sum equal to three percent (3%) of the aggregate Investment Amount and reimburse each Purchaser for the out-of-pocket expenses reasonably incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement, the Investor Rights Agreement, the Warrants and the other agreements to be executed in connection herewith, including, without limitation, its reasonable attorneys' fees and expenses (the "Expenses").

      f. Financial Information. So long as the Purchasers hold not less than 20%
         ---------------------
of the aggregate amount of Shares and Warrants being purchased pursuant to this Agreement, following the Closing, the Company agrees to send to the Purchasers within ten days after the filing with the SEC, to the extent not available through the SEC's EDGAR system, a copy of its

Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K and to send to the Purchasers at such time as they are generally available to management month end summary financial statements, but in no event later than 30 days after the end of each month.

      g. Reservation of Shares. The Company has and shall at all times have
         ---------------------
authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof, the full conversion of the Shares and the issuance of the Conversion Shares, and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement (except as a result of the issuance of the Conversion Shares upon conversion of the Shares), the Warrants (except as a result of the issuance of the Warrant Shares upon the exercise of the Warrants) or the Investor Rights Agreement, without the consent of the Purchaser, such consent not to be unreasonably withheld, conditioned or delayed.

      h. Listing. On the Closing Date, the Company shall have applied for the
         -------
listing of the Conversion Shares and Warrant Shares, in each case, upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Shares and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company shall use all commercially reasonable efforts to continue the listing and trading of its Common Stock on NASDAQ and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of NASDAQ and the NASD or any other exchanges, as applicable. The Company shall use all commercially reasonable efforts to obtain from the NASD a letter reasonably satisfactory to the Purchasers confirming that no shareholder approval of the transactions contemplated hereby is required under the rules of the NASD. The Company shall deliver to the Purchasers all correspondence and filings between the Company and/or its representatives and the NASD with respect to this Agreement and the transactions contemplated hereby.

      i. Additional Equity Capital. The Company agrees that during the period
         -------------------------
beginning on the date hereof and ending on the date which is 90 days following the Closing Date (the "Lock-Up Period"), the Company will not, without the prior written consent of the Purchasers or their designees, such consent not to be unreasonably withheld, conditioned or delayed, contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) (an "Equity Financing") pursuant to any offering exempt from the registration requirements of the Securities Act which grants any registration rights exercisable within six months of the Closing Date. The limitations referred to in this Section 5(i) shall not apply to (i) any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership, collaboration or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities pursuant to an underwritten public offering, (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof as set forth in Schedule
             --------

4(c) or (iv) the grant of additional options or warrants, or the issuance of
---
additional securities, under any duly authorized Company stock option, stock purchase or restricted stock plan for the benefit of the Company's employees, consultants or directors.

      j. Operations in the Ordinary Course. Between the date of this Agreement
         ---------------------------------

and the Closing Date, the Company shall, and shall cause its subsidiaries to, conduct its business in all material respects in the ordinary course consistent with past practice, and shall use reasonable best efforts to preserve intact its business organization and maintain its existing relations and goodwill with customers, suppliers, regulators, distributors, creditors, lessors and others having business dealings with it.

6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
      ----------------------------------------------

      The obligation of the Company hereunder to issue and sell Shares and Warrants to the Purchasers at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

      a. The representations and warranties of the Purchasers shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

      b. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

7.    CONDITIONS TO PURCHASERS' OBLIGATION TO PURCHASE SHARES AND WARRANTS.
      --------------------------------------------------------------------

      The obligation of the Purchasers hereunder to purchase Shares and Warrants to be purchased by them hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided, however that these conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in the Purchasers' sole discretion:

      a. The Company shall have delivered to the Purchasers duly executed certificates representing the number of Shares and duly executed Warrants as provided in Section 2(b) above.

      b. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchasers shall have received a certificate, executed on behalf of the Company by its Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company's Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement, the Certificate of Designations, the Warrants and the Investor Rights Agreement.

      c. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

      d. The Purchasers shall have received an opinion of the Company's counsel, dated as of the Closing Date, in the form of Exhibit D attached hereto.

      e. From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

8.    GOVERNING LAW; MISCELLANEOUS.
      ----------------------------

      a. Governing Law; Jurisdiction. This Agreement shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 8(f) shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of the Purchasers to serve process in any other manner permitted by law. Each of the parties, agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      b. Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

      c. Headings. The headings of this Agreement are for convenience of
         --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

      d. Severability. If any provision of this Agreement shall be invalid or
         ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      e. Entire Agreement; Amendments; Waiver. This Agreement and the
         ------------------------------------
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing. Any waiver by the Purchasers, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

      f. Notices. Any notices required or permitted to be given under the terms
         -------
of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

            If to the Company:

                  BioSource International, Inc.
                  820 Flynn Road
                  Camarillo, California  93012
                  Facsimile No.: (805) 383-5382
                  Attention:  James Chamberlain, President and Chief Executive
                              Officer

            With a copy, which shall not constitute notice, to:

                  Troop Steuber Pasich Reddick & Tobey, LLP
                  2029 Century Park East, 24th Floor
                  Los Angeles, CA  90067
                  Facsimile No.:  (310) 728-2222
                  Attention:  Scott W. Alderton, Esq.

If to a Purchaser, to the address set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser, with a copy, which shall not constitute notice, to:

                  Latham & Watkins
                  505 Montgomery Street, Suite 1900
                  San Francisco, CA 94111-2562
                  Facsimile No.:  (415) 395-8095
                  Attention:  Scott Haber, Esq.

      Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, and in the case of the Company to the Purchasers.

      g. Successors and Assigns. This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, such consent not to be unreasonably withheld, conditioned or delayed. The Purchasers shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed, except to an affiliate of such Purchaser, and provided further, that any such assignee shall agree in writing with the Company to be bound by the terms and conditions hereof and of the Investor Rights Agreement.

      h. Third Party Beneficiaries. This Agreement is intended for the benefit
         -------------------------
of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

      i. Survival. The representations and warranties of the Company shall
         --------
survive for one (1) year following the Closing Date (other than Section 4(d) which shall survive indefinitely), notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies the Purchasers may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless the Purchasers and each of the Purchasers' respective officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

      j. Publicity. The Company shall have the right to approve the issuance of
         ---------
any press releases or any other public statements with respect to the transactions contemplated hereby. Within five days after the Closing Date, the Company shall file a Current Report on Form 8-K or other appropriate form with the SEC disclosing the transactions contemplated hereby. Nothing contained in this Section 8(j) shall prevent the Company from satisfying its disclosure obligations under the federal or state securities laws or pursuant to any rule of any trading market that is a principal trading market for any of the Company's securities.

      k. Further Assurances. Each party shall do and perform, or cause to be
         ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      l. Termination. In the event that the Closing shall not have occurred on
         -----------
or before March 31, 2000, or such other date as the Company and the Purchasers may mutually agree, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

      l. California Corporate Securities Law. THE SALE OF THE SECURITIES THAT
         -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS EXEMPT.

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                    COMPANY:

                                    BIOSOURCE INTERNATIONAL, INC.


                                    By: /s/ James Chamberlain
                                       ---------------------------------
                                       James Chamberlain
                                       President and Chief Executive Officer

                                    The Purchasers:

                                    GENSTAR CAPITAL PARTNERS II, L.P.

                                    By: Genstar Capital LLC
                                        Its General Partner


                                    By: /s/ Jean-Pierre L. Conte
                                       ---------------------------------
                                        Jean-Pierre L. Conte
                                        Managing Director

                                    Investment Amount: $8,829,270.00
                                    Shares of Series B Preferred: 364,244
                                    No. of Warrants: 1,262,542

                                    Address: 555 California Street, Suite 4850
                                    San Francisco, CA  94104
                                    Telecopy No.:  (415) 834-2383
                                    Attention:  Jean-Pierre L. Conte

                                    STARGEN II LLC


                                    By: /s/ Jean-Pierre L. Conte
                                        --------------------------------
                                        Jean-Pierre L. Conte
                                        Managing Director

                                    Investment Amount: $171,042.00
                                    Shares of Series B Preferred: 7,056
                                    No. of Warrants: 24,458

                                    Address: 555 California Street, Suite 4850
                                    San Francisco, CA  94104
                                    Telecopy No.:     (415) 834-2383

                                    Attention: Jean-Pierre L. Conte


                                       18